Exhibit 4.2.1
C3.AI, INC.
AMENDMENT TO REGISTRATION RIGHTS AGREEMENT AND
WAIVER OF REGISTRATION RIGHTS AND NOTICE
This Amendment to Registration Rights Agreement and Waiver of Registration Rights and Notice (this “Amendment and Waiver”) is made as of December 3, 2020 (the “Amendment Date”), by and among C3.ai, Inc., a Delaware corporation (the “Company”), and the undersigned Investors (as defined below).
RECITALS
WHEREAS, the Company and certain of its stockholders (the “Investors”) have previously entered into that certain Registration Rights Agreement, dated August 15, 2019, as amended, by and among the Company and the parties named therein (as the same may be amended and/or restated from time to time, the “Rights Agreement”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Rights Agreement.
WHEREAS, pursuant to the terms of the Rights Agreement, the undersigned and each other Holder has under certain circumstances the right to be notified prior to filing any registration statement for the purposes of effecting a public offering of the Company’s common stock and to include in such registration statement certain Registrable Securities held by the undersigned and each such other Holder (the “Registration Rights”).
WHEREAS, the undersigned understands that the Company is considering the sale of its common stock to the public through a firm commitment underwritten initial public offering (the “Proposed IPO”), pursuant to a Registration Statement on Form S-1 under the Securities Act and any related registration statement filed pursuant to Rule 462(b) of the Securities Act (collectively, the “IPO Registration Statement”).
WHEREAS, in connection with the Proposed IPO and the preparation and filing of the IPO Registration Statement, the undersigned understands that the Company is requesting the waiver of (i) any and all Registration Rights in connection with the submission and filing of, and the Proposed IPO to be made pursuant to, the IPO Registration Statement, and (ii) any right to notice with respect to the foregoing under the Rights Agreement or otherwise, including without limitation any such notice rights granted under the Rights Agreement (the “Notice Rights”).
WHEREAS, Section 3.5 of the Agreement provides that the Rights Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of (i) the Company, (ii) the Investors holding at least a majority of the voting power of all then outstanding shares of capital stock held by such Investors, (iii) with respect to amendments or waivers that materially adversely affects the powers, rights, preferences or privileges of the holders of the Series D Preferred Stock, the holders of a majority of the outstanding Series D Preferred Stock, (iv) with respect to amendments or waivers that materially adversely affects the powers, rights, preferences or privileges of the holders of the Series F Preferred Stock, the holders of a majority of the outstanding Series F Preferred Stock, (v) with respect to amendments or waivers that materially adversely affects the powers, rights, preferences or privileges of the holders of the Series G Preferred Stock, the holders of at least sixty-eight percent (68%) of the outstanding Series G Preferred Stock and (iv) with respect to amendments or waivers that materially adversely affects the powers, rights, preferences or privileges of the holders of the Series H Preferred Stock, the holders of a majority of the outstanding Series H Preferred Stock (collectively, the “Requisite Parties”).
1.

WHEREAS the Company has entered into that certain Common Stock Purchase Agreement, dated on or about the date hereof, with Microsoft Corporation, a Washington corporation (“Microsoft,” and such agreement, the “Microsoft Purchase Agreement”), pursuant to which Microsoft will purchase shares of the Company’s Class A Common Stock (the “Microsoft Shares”), immediately subsequent to the closing of the Proposed IPO.
WHEREAS, the Company has entered into that certain Common Stock Purchase Agreement, dated on or about the date hereof, with Spring Creek Capital, LLC, a Delaware limited liability company and an affiliate of Koch Industries, Inc., (“Koch,” and such agreement, the “Koch Purchase Agreement”), pursuant to which Koch will purchase shares of the Company’s Class A Common Stock (the “Koch Shares”), immediately subsequent to the closing of the Proposed IPO.
WHEREAS, in connection with the consummation of the Microsoft Purchase Agreement and the Koch Purchase Agreement, the undersigned understands that the Company is requesting the amendment of the Rights Agreement to provide Registration Rights and Notice Rights under the Rights Agreement to Microsoft and Koch with respect to the Microsoft Shares and the Koch Shares, respectively.
WHEREAS, the undersigned constitute the Requisite Parties and desire to waive the Registration Rights and the Notice Rights and amend the Rights Agreement to provide Registration Rights and Notice Rights to certain new investors.
AGREEMENT
NOW, THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the undersigned Investors, on behalf of themselves and each of their affiliates, agree as follows:
1.Amendments.
(a)Section 1.1(i) of the Rights Agreement is amended and restated to read in its entirety as follows:
"(i)“Registrable Securities” means (i) Common Stock of the Company issuable or issued upon conversion of the Shares, (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, (iii) the shares of Common Stock issuable pursuant to that certain Common Stock Purchase Agreement, dated on or about November 25, 2020, with Microsoft Corporation, a Washington corporation (“Microsoft” and such shares of Common Stock, the “Microsoft Registrable Securities”) and (iv) the shares of Common Stock issuable pursuant to that certain Common Stock Purchase Agreement, dated on or about November 25, 2020, with Spring Creek Capital, LLC, a Delaware limited liability company and an affiliate of Koch Industries, Inc. (“Koch” and such shares of Common Stock, the “Koch Registrable Securities”); provided, however, that such Microsoft Registrable Securities and Koch Registrable Securities shall not be deemed Registrable Securities and Microsoft and Koch shall not be deemed to be a Holder with respect to such Microsoft Registrable Securities or Koch Registrable Securities, as applicable, for the purposes of Sections 2.2 (and any other applicable sections of this Agreement with respect to registrations under Section 2.2), 2.4 (and any other applicable sections of this Agreement with respect to registrations
2.

under Section 2.4) and 2.6 of this Agreement. Notwithstanding the foregoing, Registrable Securities shall not include any securities (A) sold by a person to the public either pursuant to a registration statement or Rule 144 or (B) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.”
2.Waiver.
(a)The undersigned has been requested to waive any and all Registration Rights and Notice Rights in connection with the submission and filing of, and the Proposed IPO to be made pursuant to, the IPO Registration Statement. The undersigned desires to facilitate a successful Proposed IPO and in connection therewith (i) hereby waives, on behalf of itself and each and every party to the Rights Agreement, any and all Registration Rights in connection with the submission and filing of, and the Proposed IPO to be made pursuant to, the IPO Registration Statement; and (ii) hereby waives, on behalf of itself and each and every party to the Rights Agreement, any Notice Rights with respect to the foregoing.
(b)The undersigned understands and acknowledges that, pursuant to the terms of the Rights Agreement, the rights of the Holders pursuant thereto, including the Registration Rights, and the related Notice Rights, may be waived with the written consent of the Requisite Parties. The undersigned further acknowledges that this waiver (the “Waiver”) shall apply only with respect to the submission and filing of, and the Proposed IPO to be made pursuant to, the IPO Registration Statement and will not affect the undersigned’s Registration Rights, Notice Rights or any other rights in connection with any registration statements other than the IPO Registration Statement. Except as expressly waived herein, all other terms and conditions of the Rights Agreement shall remain in full force and effect.
(c)This Waiver shall automatically terminate upon the earliest to occur, if any, of (i) the date that the Company advises the Representatives (as defined in the Underwriting Agreement), in writing, prior to the execution of the Underwriting Agreement related to the Proposed IPO (the “Underwriting Agreement”), that it has determined not to proceed with the Proposed IPO, (ii) the date of termination of the Underwriting Agreement if prior to the closing of the Proposed IPO, or (iii) June 30, 2021 if the Proposed IPO has not been completed by such date.
(d)The undersigned understands and acknowledges that the Company will proceed with the Proposed IPO and the preparation and filing of the IPO Registration Statement in reliance on this Waiver and in connection therewith, the undersigned hereby represents and warrants to the Company that (i) the undersigned has the full right, power and authority to execute and deliver this Waiver, (ii) this Waiver has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.
3.No Other Amendment or Waiver. Except as set forth in this Amendment, the Rights Agreement shall remain in full force and effect in all respects without any modification. This Amendment shall become effective when executed and delivered by the Requisite Parties.
4.Counterparts; Facsimile Signature. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto and delivered by such party (or parties) by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.
3.

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4.

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

COMPANY:

C3.AI, INC.

By:	/s/ Thomas M. Siebel
Name:	Thomas M. Siebel
Title:	Chief Executive Officer
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

MICROSOFT CORPORATION

By:	/s/ Keith Dolliver
Name:	Keith Dolliver
Title:	Assistant Secretary
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

SPRING CREEK CAPITAL, LLC

By:	/s/ Eric Butcher
Name:	Eric Butcher
Title:	President
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

TPG GROWTH III CADIA, L.P.

By: TPG Growth GenPar III, L.P. its general partner
By: TPG Growth GenPar III Advisors, L.L.C. its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

THE RISE FUND CADIA, L.P.

By: The Rise Fund GenPar, L.P. its general partner
By: The Rise Fund GenPar Advisors, LLC its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BAKER HUGHES HOLDING LLC

By:	/s/ Brian Worrell
Name:	Brian Worrell
Title:	Chief Financial Officer
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

MASTER FOCUS GROWTH LLC

By: BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence Kemp
	Name:	Lawrence Kemp
	Title:	Managing Director

MASTER LARGE CAP FOCUS GROWTH PORTFOLIO, A SERIES OF MASTER LARGE CAP SERIES LLC

By: BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence Kemp
	Name:	Lawrence Kemp
	Title:	Managing Director
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BLACKROCK SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO A SERIES OF BLACKROCK FUNDS II

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Tony Kim
	Name:	Tony Kim
	Title:	Managing Director

BLACKROCK SCIENCE AND TECHNOLOGY TRUST

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Tony Kim
	Name:	Tony Kim
	Title:	Managing Director
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BLACKROCK SCIENCE AND TECHNOLOGY TRUST II

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Tony Kim
	Name:	Tony Kim
	Title:	Managing Director

BLACKROCK GLOBAL FUNDS – WORLD TECHNOLOGY FUND

By: BlackRock Investment Management LLC, its Investment Adviser

By:	/s/ Tony Kim
	Name:	Tony Kim
	Title:	Managing Director

BLACKROCK GLOBAL FUNDS – NEXT GENERATION TECHNOLOGY FUND

By: BlackRock Investment Management LLC, its Investment Adviser

By:	/s/ Tony Kim
	Name:	Tony Kim
	Title:	Managing Director

C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BLACKROCK GLOBAL FUNDS - GLOBAL ALLOCATION FUND

By: BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

BLACKROCK GLOBAL FUNDS - GLOBAL DYNAMIC EQUITY FUND

By: BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the BlackRock Global Allocation Collective Fund

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND (AUSTRALIA)

By: BlackRock Investment Management, LLC, as Investment Manager for BlackRock Investment Management (Australia) Limited, the Responsible Entity of BlackRock Global Allocation Fund (Australia)

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION FUND, INC.

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC.

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By: BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

By: BlackRock Investment Management LLC, its Investment Adviser

By:	/s/ Ariana Berry
	Name:	Ariana Berry
	Title:	Authorized Signatory

C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

Thomas M. Siebel
/s/ Thomas M. Siebel

The Siebel Living Trust u/a/d 7/27/93, as amended
/s/ Thomas M. Siebel
By: Thomas M. Siebel, Trustee of The Siebel Living
Trust u/a/d 7/27/93, as amended

Siebel Asset Management, L.P.
/s/ Thomas M. Siebel
By: Thomas M. Siebel, Trustee of The Siebel Living Trust u/a/d
7/27/93, as amended
Its: General Partner

Siebel Asset Management III, L.P.
/s/ Thomas M. Siebel
By: Thomas M. Siebel, Trustee of The Siebel Living Trust u/a/d
7/27/93, as amended
Its: General Partner

The Siebel 2011 Irrevocable Children’s Trust
/s/ Thomas M. Siebel
By: Thomas M. Siebel, Co-Trustee

First Virtual Holdings, LLC
/s/ Thomas M. Siebel
By: Thomas M. Siebel, Chairman
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

The Siebel 2012 Annuity Trust I u/a/d 9/18/2012
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2012 Annuity
Trust I u/a/d 9/18/2012

The Siebel 2012 Annuity Trust II u/a/d 9/18/2012
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2012 Annuity
Trust II u/a/d 9/18/2012

The Siebel 2013 Annuity Trust I u/a/d 10/08/2013
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2013 Annuity
Trust I u/a/d 10/08/2013

The Siebel 2013 Annuity Trust II u/a/d 10/08/2013
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2013 Annuity
Trust II u/a/d 10/08/2013

The Siebel 2014 Annuity Trust I u/a/d 10/22/2014
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2014 Annuity
Trust I u/a/d 10/22/2014

The Siebel 2014 Annuity Trust II u/a/d 10/22/2014
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2014 Annuity
Trust II u/a/d 10/22/2014
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

The Siebel 2017 Annuity Trust I u/a/d 11/28/2017
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2017 Annuity
Trust I u/a/d 11/28/2017

The Siebel 2017 Annuity Trust II u/a/d 11/28/2017
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2017 Annuity
Trust II u/a/d 11/28/2017

The Siebel 2018 Annuity Trust I u/a/d 12/13/2018
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2018 Annuity
Trust I u/a/d 12/13/2018

The Siebel 2018 Annuity Trust II u/a/d 12/18/2018
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2018 Annuity
Trust II u/a/d 12/18/2018

The Siebel 2020 Annuity Trust I u/a/d 3/4/2020
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2020 Annuity
Trust I u/a/d 3/4/2020

The Siebel 2020 Annuity Trust II u/a/d 3/4/2020
/s/ Eric C. Jensen
By: Eric C. Jensen, Special Trustee of The Siebel 2020 Annuity
Trust II u/a/d 3/4/2020
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

Taylor Michelle Siebel Irrevocable Trust, dated July 27, 1993, as amended
/s/ Audrey K. Scott
By:	Audrey K. Scott, Trustee of the Taylor
Michelle Siebel Irrevocable Trust,
dated July 27, 1993, as amended

Arthur Riley Siebel Irrevocable Trust, dated July 27, 1993, as amended
/s/ Audrey K. Scott
By:	Audrey K. Scott, Trustee of the Arthur Riley Siebel Irrevocable Trust, dated July 27, 1993, as amended

Casey Austin Siebel Irrevocable Trust, dated July 27, 1993, as amended
/s/ Audrey K. Scott
By:	Audrey K. Scott, Trustee of the Casey Austin Siebel Irrevocable Trust, dated July 27, 1993, as amended

Hunter Rose Siebel Irrevocable Trust, dated December 22, 1998, as amended
/s/ Audrey K. Scott
By:	Audrey K. Scott, Trustee of the Hunter Rose Siebel Irrevocable Trust, dated December 22, 1998, as amended
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Waiver effective as of December 3, 2020.

INVESTORS:

The Arthur Riley Siebel Irrevocable Trust U/T Siebel 2012
Annuity Trust I u/a/d 9/18/2012
/s/ Audrey K. Scott
By: Audrey K. Scott, Trustee of The Arthur Riley Siebel
Irrevocable Trust U/T Siebel 2012
Annuity Trust I u/a/d 9/18/2012

The Casey Austin Siebel Irrevocable Trust U/T Siebel 2012
Annuity Trust I u/a/d 9/18/2012
/s/ Audrey K. Scott
By: Audrey K. Scott, Trustee of The Casey Austin Siebel
Irrevocable Trust U/T Siebel 2012 Annuity Trust I u/a/d
9/18/2012

The Hunter Rose Siebel Irrevocable Trust U/T Siebel 2012
Annuity Trust I u/a/d 9/18/2012
/s/ Audrey K. Scott
By: Audrey K. Scott, Trustee of The Hunter Rose Siebel
Irrevocable Trust U/T Siebel 2012 Annuity Trust I u/a/d
9/18/2012

The Taylor Michelle Siebel Irrevocable Trust U/T Siebel
2012 Annuity Trust I u/a/d 9/18/2012
/s/ Audrey K. Scott
By: Audrey K. Scott, Trustee of The Taylor Michelle Siebel
Irrevocable Trust U/T Siebel 2012 Annuity Trust I u/a/d
9/18/2012
C3.AI, INC.
WAIVER OF REGISTRATION RIGHTS AND NOTICE